EXHIBIT 10.52

AMENDMENT NO. 2 TO THE TIME SHARING AGREEMENT

This Amendment No. 2 (including the Schedules A and B attached hereto, collectively hereinafter “Amendment No. 2”), dated as of November 14, 2013, to the Time Sharing Agreement will amend that certain Time Sharing Agreement (including any Schedules attached thereto, collectively hereinafter “Time Sharing Agreement”), by and between National Express Company, Inc. (“NEC”) and Kenneth I. Chenault (“User”), dated as of May 27, 2010, as previously amended by that Amendment No. 1 to the Time Sharing Agreement (“Amendment No. 1”) by and between NEC and User, dated February 21, 2013.

W I T N E S S E T H:

WHEREAS, pursuant to Section 1 of the Time Sharing Agreement, NEC and User desire to further amend the Time Sharing Agreement, as provided herein, to reflect the removal of one (1) 1996 Gulfstream Aerospace [redacted] aircraft, bearing manufacturer’s serial number [redacted] and Federal Aviation Administration Registration Number [redacted], from the list of Aircraft on Schedule A.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree that, from and as of the date hereof, the Time Sharing Agreement shall be, and hereby is, amended as set forth below.

1.	NEC and User hereby expressly agree that the Schedule A attached hereto amends and replaces the Schedule A attached to the Amendment No. 1 (and, correspondingly, and for the avoidance of doubt, the Schedule A attached to the Time Sharing Agreement, which was previously amended and replaced by the Amendment No. 1).

2.	All notices and other communications given pursuant to Section 12 of the Time Sharing Agreement under this Amendment No. 2 and/or the Time Sharing Agreement and/or Amendment No. 1 shall be addressed to the parties as provided on the signature page of this Amendment No. 2.

3.	All capitalized terms not defined herein shall have the meanings ascribed to them in the Time Sharing Agreement.

4.	Except as expressly amended by this Amendment No. 2, the Time Sharing Agreement remains in full force and effect, and this Amendment No. 2 shall not be construed to alter or amend any of the other terms or conditions set forth in the Time Sharing Agreement. In the event of a conflict between the terms of the Time Sharing Agreement and this Amendment No. 2, or between the terms of the Amendment No. 1 and this Amendment No. 2, the provisions of this Amendment No. 2 shall prevail.

5.	This Amendment No. 2 may be executed in counterparts, each of which will be deemed to be an original, but both of which together shall constitute one and the same instrument.

6.	TRUTH-IN-LEASING STATEMENT PURSUANT TO SECTION 91.23 OF THE FEDERAL AVIATION REGULATIONS.

THE AIRCRAFT LISTED ON SCHEDULE A ATTACHED HERETO HAVE BEEN MAINTAINED AND INSPECTED UNDER FAR PART 91 DURING THE 12-MONTH PERIOD PRECEDING THE DATE OF THIS AGREEMENT OR, IF THE AIRCRAFT ARE LESS THAN 12 MONTHS OLD, SINCE NEW. NATIONAL EXPRESS COMPANY, INC., 1 EXPRESS DR., NEWBURGH, NY 12550, CERTIFIES THAT ALL OF THE AIRCRAFT LISTED ON SCHEDULE A ATTACHED HERETO ARE COMPLIANT WITH APPLICABLE MAINTENANCE AND INSPECTION REQUIREMENTS OF FAR PART 91 FOR THE OPERATIONS TO BE CONDUCTED UNDER THIS AGREEMENT. ALL OF THE AIRCRAFT LISTED ON SCHEDULE A ATTACHED HERETO WILL BE MAINTAINED AND INSPECTED UNDER FAR PART 91 FOR OPERATIONS TO BE CONDUCTED UNDER THIS AGREEMENT.

DURING THE DURATION OF THIS AGREEMENT, NATIONAL EXPRESS COMPANY, INC., 1 EXPRESS DR., NEWBURGH, NY 12550, IS CONSIDERED RESPONSIBLE FOR OPERATIONAL CONTROL OF ALL OF THE AIRCRAFT UNDER THIS AGREEMENT.

AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE.

THE “INSTRUCTIONS FOR COMPLIANCE WITH TRUTH-IN-LEASING REQUIREMENTS” ATTACHED HERETO IN SCHEDULE B ARE INCORPORATED HEREIN BY REFERENCE.

THE UNDERSIGNED, AS A DULY AUTHORIZED OFFICER OF NATIONAL EXPRESS COMPANY, INC., 1 EXPRESS DR., NEWBURGH, NY 12550, CERTIFIES THAT IT IS RESPONSIBLE FOR OPERATIONAL CONTROL OF ALL OF THE AIRCRAFT LISTED ON SCHEDULE A ATTACHED HERETO AND THAT IT UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.

[SIGNATURES ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed on the day and year first above written. The persons signing below warrant their authority to sign.

NATIONAL EXPRESS COMPANY, INC.		KENNETH I. CHENAULT

By:	/s/ Carol V. Schwartz	/s/ Kenneth I. Chenault
Name:	Carol V. Schwartz
Title:	Secretary

Address:	National Express Company, Inc.	Address:	Kenneth I. Chenault
	Attn: VP of Flight Operations		c/o American Express Company
	1 Express Dr.		200 Vesey St., [redacted]
	Newburgh, NY 12550		New York, NY 10285
	Phone: [redacted]		Phone: [redacted]
	Facsimile: [redacted]		Facsimile: [redacted]
	Email: [redacted]@aexp.com		Email:[redacted]@aexp.com

A legible copy of this Amendment No. 2 shall be kept in the Aircraft for all operations conducted hereunder.

SCHEDULE A

One (1) Gulfstream Aerospace [redacted] aircraft bearing Federal Aviation Administration Registration Number [redacted] and Manufacturer’s Serial Number [redacted];

One (1) Gulfstream Aerospace [redacted] aircraft bearing Federal Aviation Administration Registration Number [redacted] and Manufacturer’s Serial Number [redacted];

One (1) Sikorsky [redacted] aircraft bearing Federal Aviation Administration Registration Number [redacted] and Manufacturer’s Serial Number [redacted]; and

One (1) Gulfstream Aerospace [redacted] aircraft bearing Federal Aviation Administration Registration Number [redacted] and Manufacturer’s Serial Number [redacted].

SCHEDULE B

INSTRUCTIONS FOR COMPLIANCE

WITH “TRUTH-IN-LEASING” REQUIREMENTS

1.	Mail a copy of the lease to the following address via certified mail, return receipt requested, immediately upon execution of the lease (14 C.F.R. 91.23 requires that the copy be sent within twenty-four hours after it is signed):

Federal Aviation Administration

Aircraft Registration Branch

ATTN: Technical Section

P.O. Box 25724

Oklahoma City, Oklahoma 73125

2.	Telephone or fax the nearest Flight Standards District Office at least forty-eight hours prior to the first flight under this lease.

3.	Carry a copy of the lease in the aircraft at all times.